                                                                EXHIBIT 10(d)(4)
                                 AMENDMENT NO. 3
                                       TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    FOR EXECUTIVES OF KOGER EQUITY, INC. AND
                         PARTICIPATING RELATED ENTITIES

         In accordance with Article 8 of the Supplemental Executive Retirement Plan for Executives of Koger Equity, Inc. and Participating Related Entities (the "SERP"), the following amendments were hereby adopted by the Board of Directors of Koger Equity, Inc. and Participating Related Entities, effective May 19, 1998.

         1. Section 5.2(a)(i) is to be deleted and replaced in its entirety by the following, as of a date to be specified by the Chairman of the Board and Chief Executive Officer:

                  (i) is 50% of the Participant's Base Pay;

         2. The following new Section 6.5 is added at the end of Article 6:

                  6.5. In the event of a Qualified Termination with respect to any payment or benefit provided by the Company under the SERP or any other employee benefit plan, option or award or otherwise which would be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, a Participant will be entitled to a gross-up, lump-sum payment to make the Participant whole for any and all taxes (including interest and penalties) which might be imposed pursuant to said Section 4999.

         IN WITNESS WHEREOF, the Company and Participating Related Entities have caused this Amendment to the SERP to be executed by their duly authorized officers this 19th of May, 1998.


                                                 KOGER EQUITY, INC.

                                                 By: /s/ W. LAWRENCE JENKINS
                                                 ---------------------------
                                                         V. P.

                                                 KOGER REALTY SERVICES, INC.

                                                 By: /s/ W. LAWRENCE JENKINS
                                                 ---------------------------
                                                         V. P.